united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number  811-06445

Herzfeld Credit Income Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave, Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

With Copies to:

Joseph V. Del Raso, Esq.

Troutman Pepper Locke LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

(a)

Herzfeld
ADVISORS

Herzfeld Credit Income Fund, Inc.

NASDAQ: HERZ

Semi-Annual Report
December 31, 2025

Herzfeld Credit Income Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Custodian

U.S. Bank N.A.
RiverCenter
1555 N RiverCenter Dr.
Milwaukee, WI 53212

Counsel

Troutman Pepper Locke LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The primary investment objective of Herzfeld Credit Income Fund, Inc. (the “Fund”) is maximizing risk adjusted total returns with a secondary investment objective of generating high current income. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs”, that are collateralized by a portfolio consisting primarily of below investment grade (i.e, “junk”) U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The equity and junior debt tranches of CLOs are generally the first tranches to absorb losses with respect to the underlying loans. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments (see the section titled “Investment Objectives and Policies” for additional details regarding the Fund’s investment objectives and principal investment strategies).

Listed NASDAQ Capital Market
Symbol: HERZ

Letter to Stockholders (unaudited)

Thomas J. Herzfeld
Chair Emeritus and Founder

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2025. On that date, the net asset value (“NAV”) of the Fund was $2.14 per share, an increase of 6.67% over the six months then ended, adjusted for distributions. The Fund’s share price closed the period at $2.22 per share, an increase of 14.96% over the same semi-annual time period, adjusted for distributions. For calendar year 2025, the Fund’s net asset value per share and price increased 0.21% and 36.30%, respectively, in each case adjusted for distributions. During the six-month period, the price to NAV went from a discount of -14.98% to a premium of 3.74%.

The Fund’s primary investment objective is maximizing risk adjusted total returns with a secondary objective of generating high current income for stockholders. In accordance with the investment objective, the Fund’s current principal investment strategies and policies focus on investing in credit related instruments, including equity and junior debt tranches of collateralized loan obligations, or “CLOs.”

Portfolio

Since the effective date of the strategy change on July 1, 2025, the Fund liquidated most of its legacy holdings from its prior Caribbean Basin strategy and made its first investments in credit related instruments, including securitized products, closed-end funds, and preferred equity shares.

The economic indicators during the six-month period were shaped by geopolitical and tariff-related uncertainty, a shift in Federal Reserve policy, and a rotation toward safe-haven assets. CLO equity returns were flat during the period, driven by limited par-build opportunities, loan repricings that compressed spreads, and large amounts of capital chasing limited issuance. This market environment made the equity arbitrage challenging. Our peer funds were also challenged during the period due to NAV deterioration in their portfolios.

We adopted a defensive approach towards portfolio allocations, ending the year 61% invested and 39% in cash or cash equivalents.

The portfolio’s securitized product investments added during the period include equity and debt positions in collateralized loan obligation (“CLO”) and collateralized fund obligation (“CFO”). As stated above, CLO equity return opportunities were limited due to low underlying leveraged loan spreads. However, CLO liability costs are also low, and locking in favorable liability costs has historically been advantageous, particularly if spreads widen.

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President, Interested Director and
Portfolio Manager

Ryan M. Paylor
Portfolio Manager

Cecilia Gondor
Chairperson

We added discounted mezzanine debt in the form of single-B tranche investments to the portfolio. We believe these single-B tranche investments are likely to be called at the end of the securities’ non-call periods which would allow the portfolio to realize on its discounted investment. In the meantime, the investments will generate positive income via quarterly interest payments due to the Fund.

We are currently modeling CLO equity tranches in the portfolio at an 11–14% IRR assuming a 2% default rate and 70% recovery environment. We believe the industry as a whole will experience defaults above 2% and potential recoveries below 70%. This is why manager selection is a critical factor in any fund’s ability to generate positive returns in the current CLO equity universe. Our observation is that the bifurcation of returns for CLO equity tranches over the last few years is extensive with many managers generating negative returns. With that knowledge, the CLO equity positions added to the portfolio were limited to managers that we believe have the ability to outperform the industry generally and end up on the right side of the performance bifurcation. The CLO managers we have allocated to are those we believe to be high-quality, tier-1 firms with proven track records, including GoldenTree, Onex, and Diameter which we believe can meet our return expectations.

CFOs offer unique exposure to an emerging class of securitized products. CFOs are structured finance instruments issued by a special purpose vehicle (SPV) and secured by a diversified pool of fund interests—such as hedge funds, private equity funds, credit funds, or fund-of-funds—where the cash flows from those fund investments are used to pay interest and principal on the issued notes according to a contractual priority of payments. We made an investment in a CFO sponsored by Dawson Partners. Dawson Partners is an experienced manager, with this being their fifth CFO transaction. The underlying collateral is a highly diversified pool of GP/LP interests in private equity and private credit funds. Dawson Partners acquires interests in large, well-established private equity firms such as Blackstone, KKR, Bain, Apollo, and others.

The closed-end fund (CEF) allocations to the portfolio include CLO and credit funds. CLO CEFs experienced significant increase in their discounts to NAV at the end of 2025, trading at an average discount of -13.52%, despite historically trading at premiums. This presented an opportunity to acquire exposure to the same underlying CLO collateral at a substantial discount to historical norms. Similarly, credit funds from reputable managers such as PIMCO and Guggenheim, which typically trade at high premiums, sold off, allowing us to purchase what we believe to be high-quality funds at attractive price points.

Letter to Stockholders (unaudited) (continued)

A top performer in the portfolio during the term is an investment in Evermore Bank, a regional bank located in Florida, which increased in value by 25%. The Fund invested in Evermore in June 2024 in a private placement purchase of common shares. Since that time, The First Trust NASDAQ ABA Community Bank Index Fund (QABA) has had a total return of 32.94% (through December 31, 2025). In addition, Evermore Bank’s total assets have grown 61.27% (through September 30, 2025) (while the banks in the QABA saw flat growth over the same period).

Outlook

The securitized products market enters the first half of 2026 supported by attractive relative value and resilient investor demand. While uncertainty around the timing and magnitude of Federal Reserve policy adjustments persists, moderating inflation and a more stable rate environment have reduced volatility, allowing investors to refocus on fundamentals and structural protections.

We believe the outlook for CLOs is increasingly attractive heading into 2026. The CLO market is expected to have a record year for CLO issuance, with total volume projected at approximately $600 billion. This is expected to be supported by a large pipeline of refinancings and resets early in the year and an expected acceleration in new issuance as loan supply improves. After a supply constrained 2025, leveraged loan issuance is forecast to rebound to roughly $470 billion, driven by recovery in merger and acquisitions and leveraged buyout activity. At the same time, the market is transitioning from a default-heavy cleanup phase to a more stable carry environment. With default rates expected to ease to around 3.7% and credit stress remaining largely idiosyncratic, CLO equity tranches stand to benefit from improving loan formation, lower liability costs, and increased refinancing activity.

We also believe CLO managers will increasingly prioritize NAV preservation over cash-on-cash returns. CLO BBs are expected to remain as one of the most compelling carry trades in fixed income offering approximately 550-600+ basis points of spread over the Secured Overnight Financing Rate (SOFR), the relevant benchmark rate, while impairment rates are expected to remain significantly lower than corporate credit across ratings.

Looking ahead, we expect performance dispersion to be driven by manager selection, portfolio composition, and structural features rather than broad market beta. Active security selection, an emphasis on cash-flow durability, and a focus on downside protection will remain critical. While pockets of volatility are likely to persist, we believe the securitized products market is well positioned to offer attractive risk-adjusted returns, particularly for investors focused on cash flow durability, structural resilience, and relative value within the securitized credit landscape.

As CLOs mature as an asset class, new structures such as rated feeders and NAV/Fund Finance CLOs are also emerging. We believe these innovations present compelling opportunities in both the equity and debt of these new securitized credit vehicles. These products feature strong structural protections and credit enhancements, enabling the Fund to participate in the growth of this evolving credit market. Diversification remains a central theme of our approach, spanning manager selection, vintage, industry exposure,

Letter to Stockholders (unaudited) (continued)

and product type. By allocating across high-quality managers in the structured credit industry, we aim to balance risk and return while capturing attractive yield and spread opportunities.

Erik M. Herzfeld President, Interested Director and Portfolio Manager	Ryan M. Paylor Portfolio Manager	Cecilia Gondor Chairperson

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the six months ended December 31, 2025. The views and opinions in this letter were current as of February 26, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Largest Allocations

The following table presents our largest investments as of December 31, 2025.

Largest Portfolio Positions	% of Net Assets

First American Government Obligations Fund, Class X	39.64%
Eagle Point Credit Income Co., Inc.	8.21%
Oxford Lane Capital Corp.	7.27%
FS Specialty Lending Fund	6.74%
PIMCO Dynamic Income Fund	6.49%
Evermore Bank	6.12%
Guggenheim Strategic Opportunities Fund	4.11%
Dawson Partners Rated Fund (RD) LP	3.59%
XAI Octagon Floating Rate & Alternative Income Trust	3.22%
FS Credit Opportunities Corp.	2.61%

Letter to Stockholders (unaudited) (continued)

The following table and chart presents our largest investment allocations as of December 31, 2025.

Type	% MV

Cash and Cash Equivalents	37.65%
CLO CEF	21.97%
Fixed Income CEF	20.59%
Private Placement	5.81%
CLO Equity	4.35%
CFO Equity	3.41%
Legacy CUBA Holdings	2.54%
CLO Equity Preferred	2.16%
CLO Debt	1.12%
CFO Debt	0.40%

Investment Results (unaudited)

Average Annual Total Returns*
(For the periods ended December 31, 2025)

	Six Months	One Year	Five Year	Ten Year
Herzfeld Credit Income Fund
Net asset value per share	6.67%	0.21%	-3.12%	1.29%
Market value per share	14.96%	36.30%	3.74%	3.13%

S&P BDC Total Return Index**	-4.14%	-3.87%	11.80%	8.88%
Morningstar LSTA US Leveraged Loan Index ***	-0.44%	-0.71%	0.09%	0.57%

On June 18, 2025, the Fund’s stockholders approved an Amended and Restated Investment Advisory Agreement (the “Amended Agreement”) between the Fund and the Adviser, effective as of July 1, 2025. During the six months ended December 31, 2025, under the Amended Agreement, the Fund was subject to a management fee equal to an annual rate of 1.25% of the Fund’s Managed Assets (gross assets less non-investment liabilities) and an incentive fee equal to 10% of the Fund’s pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. Additional information pertaining to the Fund’s expense ratios as of December 31, 2025 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

**

The S&P BDC Index is intended to measure the performance of all business development companies (“BDCs”) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Similar to the Fund, BDCs generally elect to be classified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

***	The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY

Investment Results (unaudited) (continued)

ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Schedule of Investments as of December 31, 2025 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common Stocks — 8.79% of net assets

Banking and Finance — 6.12%
170,000	Evermore Bank*[1]	$2,550,000

Communications — 0.09%
327,559	Fuego Enterprises, Inc.*[1]	328
207,033	Grupo Radio Centro S.A.B. de C.V.*[1]	36,786

Construction and Related — 0.00%
20	Ceramica Carabobo Class A ADR*[1]	—

Utilities — 1.45%
44,320	Caribbean Utilies Ltd. Class A	605,854
700	Cuban Electric Company*[1]	—

Other — 1.13%
55,421	Margo Caribe, Inc.*[1]	471,079
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $2,987,214)		3,664,047

Preferred Stock — 2.27% of net assets
47,733	Eagle Point Credit Co., Inc., 6.75%, Perpetual	946,068

Total Preferred Stock (cost $938,915)		946,068

Closed-End Funds — 44.82% of net assets
201,113	Carlyle Credit Income Fund	943,220
124,736	Eagle Point Credit Co.	718,479
299,940	Eagle Point Credit Income Co., Inc.	3,422,315
172,524	FS Credit Opportunities Corp.	1,086,901
198,620	FS Specialty Lending Fund	2,808,487
133,138	Guggenheim Strategic Opportunities Fund	1,714,817
206,978	Oxford Lane Capital Corp.	3,030,158
55,818	PIMCO Corp. Opportunity Fund	720,052
152,852	PIMCO Dynamic Income Fund	2,707,009
13,720	Sound Point Meridian Capital, Inc.	188,650

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2025 (unaudited)

Shares or Principal Amount	Description	Fair Value
279,280	XAI Octagon Floating Rate & Alternative Income Trust	$1,340,544

Total closed-end funds (cost $18,323,515)		18,680,632

Collateralized Fund Obligations Equity — 3.59% of net assets
1,494,722	Dawson Partners Rated Fund (RD) LP1,2,3	1,494,722

Total Collateralized Fund Obligations Equity (cost $1,494,722)		1,494,722

Collateralized Fund Obligations Debt — 0.42% of net assets
175,000	Dawson Partners Rated Fund, Class C, 12.30%, 11/30/2040[1,2,3]	175,000

Total Collateralized Fund Obligations Debt (cost $173,270)		175,000

Collateralized Loan Obligations Debt — 1.18% of net assets
500,000	GoldenTree Loan Management LP, Series 2024-22A, 11.80%, 10/20/2037 (3M SOFR + 792 bps)[3]	492,264

Total Collateralized Loan Obligations Debt (cost $490,144)		492,264

Collateralized Loan Obligations Equity — 4.58% of net assets
1,000,000	OCP CLO Ltd. Series 2025-46A, 8.85%, 10/15/2038[1,2,3]	916,400
1,000,000	Diameter Capital CLO Series 2025-12A, 12.97%, 10/20/2038[1,2,3]	992,700

Total Collateralized Loan Obligations Equity (cost $1,898,919)		1,909,100

Bonds — 0.00% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	—

Total bonds (cost $63,038)		—

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2025 (unaudited)

Shares or Principal Amount	Description	Fair Value
Money Market Funds — 39.64% of net assets
437	Federated Hermes Government Obligations Fund, Institutional Class, 3.63%[4]	$437
16,524,119	First American Government Obligations Fund, Class X, 3.67%[4]	16,524,119

Total money market funds (cost $16,524,556)		16,524,556

Total investments (cost $42,894,292) — 105.29% of net assets		$43,886,389

Liabilities in excess of other assets (5.29)% of net assets		(2,205,211)

Net assets — 100%		$41,681,178

[1]

Securities have been fair valued in good faith, by the Advisor as “valuation designee”, using fair value methodology approved by the Board of Directors. Fair valued securities comprised 15.92% of net assets.

[2]

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

[3]

Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of December 31, 2025, the total fair value of these securities amounts to $4,071,086, which represents 9.77% of net assets.

[4]	Rate disclosed is the seven day effective yield as of December 31, 2025.
*	Non-income producing

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2025 (unaudited)

ASSETS

Investments in securities, at fair value (cost $42,894,292) (Notes 2 and 3)		$43,886,389
Interest and dividends receivable		130,945
Deferred offering costs (shelf) (Note 7)		70,831
Other assets		98,719

TOTAL ASSETS		44,186,884

LIABILITIES

Payable for investments purchased	$2,263,609
Accrued investment adviser fee (Note 4)	142,173
Accrued trustee fees	45,619
Accrued professional fees	29,844
Accrued administrator fees	6,644
Accrued other expenses	17,817

TOTAL LIABILITIES		2,505,706

NET ASSETS (Equivalent to $2.14 per share based on 19,483,671 shares outstanding)		$41,681,178

Net assets consist of the following:
Common stock, $0.001 par value; 100,000,000 shares authorized; 19,483,671 shares issued and outstanding
Paid-in capital		39,587,667
Accumulated earnings		2,093,511

NET ASSETS		$41,681,178

See accompanying notes to the financial statements.

Statement of Operations For the Six Months Ended December 31, 2025 (unaudited)

INVESTMENT INCOME

Interest income		$774,816
Dividend income		265,927
Total investment income		1,040,743

EXPENSES

Investment adviser fees (Note 4)	$283,171
Director fees	74,619
Legal fees	49,289
Tender offer fees (Note 7)	46,167
Compliance and operational support services fees (Note 4)	41,958
Administration fees (Note 4)	40,580
Audit fees	20,442
Listing fees	18,831
Transfer agent fees	16,862
Printing and postage fees	15,054
Insurance fees	14,458
Quarterly distribution fees	12,553
Proxy mailing and filing fees	8,517
Custodian fees	5,115
Other fees	47,026
Total expenses		694,642

NET INVESTMENT INCOME		346,101

NET REALIZED AND CHANGE IN UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments and foreign currency	2,655,660
Change in unrealized appreciation/(depreciation) on investments and foreign currency	(1,717,968)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		937,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$1,283,793

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	Six months Ended December 31, 2025 (Unaudited)	For the Year Ended June 30, 2025
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment Income/(loss)	$346,101	$(609,342)
Net realized gain on investments and foreign currency	2,655,660	13,140,211
Change in unrealized appreciation/(depreciation) on investments and foreign currency	(1,717,968)	(11,424,044)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,283,793	1,106,825

DISTRIBUTIONS TO STOCKHOLDERS
From earnings and net capital gains	(11,030,613)	(3,655,109)
Return of capital	—	(3,655,104)

TOTAL DISTRIBUTIONS	(11,030,613)	(7,310,213)

CAPITAL TRANSACTIONS
Reinvestment of distributions, 3,420,452 and 1,921,835 shares issued, respectively	8,824,424	4,681,540
Payments for 845,433 and 827,416 shares repurchased, respectively	(2,192,631)	(2,727,866)
NET INCREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	6,631,793	1,953,674

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,115,027)	(4,249,714)

NET ASSETS

Beginning of period	44,796,205	49,045,919

End of period	$41,681,178	$44,796,205

See accompanying notes to the financial statements.

Statement of Cash Flows For the Six Months Ended December 31, 2025 (unaudited)

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$1,283,793

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net sales of short-term investment securities	19,543,594
Purchase of long-term investment securities	(29,362,166)
Proceeds from sales of long-term investment securities	13,860,244
Amortization of premium and accretion of discount on investments, net	(164)
Net realized gain on investments and foreign currency	(2,655,660)
Net change in unrealized depreciation on investments and foreign currency	1,717,968
(Increase)/decrease in assets:
Interest and dividends receivable	(35,397)
Other assets	(47,648)
Increase/(decrease) in liabilities:
Accrued investment adviser fee	96,449
Accrued trustee fees	45,619
Accrued professional fees	(57,727)
Accrued administrator fees	(30)
Accrued other expenses	2,567
Net cash used in operating activities	4,391,442

Cash flows from financing activities:
Payment for shares repurchased	(2,192,631)
Distributions paid (net of reinvestments)	(2,206,189)
Net cash from financing activities	(4,398,820)

Net change in cash	$(7,378)

Cash balance beginning of period	$7,378
Cash balance end of period	$—

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended December 31, 2025	Year Ended June 30
	(Unaudited)	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of period	$2.65	$3.10	$4.98	$4.63	$7.06	$4.76

Operations:
Net investment income (loss) [1]	0.02	(0.04)	(0.05)	(0.06)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investment	0.17	0.11	0.24	1.19	(1.07)	3.04
Total from investment operations	0.19	0.07	0.19	1.13	(1.21)	2.91

Less distributions to shareholders from:
Net realized gains	(0.69)	(0.23)	(0.12)	(0.10)	(0.23)	—
Return of capital	—	(0.23)	(0.29)	(0.59)	(0.83)	(0.62)
Total distributions	(0.69)	(0.46)	(0.41)	(0.69)	(1.06)	(0.62)

Anti-dilutive effect due to common stock repurchases	—	—	0.01	0.01	0.01	0.01
Dilutive effect due to dividend reinvestment	(0.01)	(0.06)	(0.07)	(0.10)	(0.17)	—
Dilutive effect due to rights offering	—	—	(1.60)	—	—	—
Net asset value, end of period	$2.14	$2.65	$3.10	$4.98	$4.63	$7.06
Per share market value, end of period	$2.22	$2.53	$2.35	$3.95	$4.01	$6.27

Total Investment return based on market value per share[2]	14.96%[3]	29.53%	(30.60)%	16.24%	(22.50)%	91.31%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$41,681	$44,796	$49,046	$35,576	$30,344	$41,147
Ratio of expenses to average net assets after waiver	3.13%[4]	3.57%	3.08%[5]	3.35%	3.47%	3.15%[6]
Ratio of expenses to average net assets before waiver	3.13%[4]	3.71%	3.21%[5]	3.45%	3.57%	3.25%[6]
Ratio of net investment income (loss) to average net assets after waiver	1.56%[4]	(1.25)%	(1.22)%[5]	(1.30)%	(2.17)%	(2.14)%[6]
Portfolio turnover rate	139%[3]	28%	25%	7%	9%	12%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented
[2]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	Not Annualized.
[4]	Annualized.
[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.15% (Note 7).
[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

Herzfeld Credit Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market as “HERZ.”

The Fund’s primary investment objective is maximizing risk adjusted total returns and its secondary investment objective is generating high current income.

The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade (such loans are commonly referred to as “junk”) U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.”

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investment suggested by its name. Accordingly, under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments.

The Fund’s 80% policy with respect to investments in credit-related instruments is not fundamental and may be changed by the Board without prior approval of our stockholders. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Notes to Financial Statements (unaudited) (continued)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the input market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy

Notes to Financial Statements (unaudited) (continued)

within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Adviser, as “valuation designee” under the oversight of the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2		Level 3	Total
Assets (at fair value)
Common Stocks	$605,854	$		$3,058,193	$3,664,047
Preferred Stocks	946,068		—	—	946,068
Closed-End Funds	18,680,632		—	—	18,680,632
Collateralized Fund Obligations Equity	—		—	1,494,722	1,494,722
Collateralized Fund Obligations Debt	—		—	175,000	175,000
Collateralized Loan Obligations Equity	—		—	1,909,100	1,909,100
Collateralized Loan Obligations Debt	—		492,264	—	492,264
Bonds	—		—	—	—
Money Market Funds	16,524,556		—	—	16,524,556
Total Investments in securities	$36,757,110		$492,264	$6,637,015	$43,886,389

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Evermore Bank, Fuego Enterprises, Inc., Siderurgica Venezolana Sivensa S.A., Grupo Radio Centro S.A.B. de C.V., Margo Caribe, Inc., Republic of Cuba

Notes to Financial Statements (unaudited) (continued)

4.5% bond, Dawson Partners Rated Fund, 1.00%, 11/30/2040, Dawson Partners Rated Fund (RD) LP and Dawson Partners Rated Fund, Class C, 12.30%, 11/30/2040.

Quantitative Information Regarding Internally Priced Assets and Liabilities:

The following table presents quantitative information about significant unobservable inputs used in Level 3 fair value measurements that are developed internally by the Fund as of December 31, 2025:

Assets:	Current Period 12/31/25	Valuation Technique	Valuation Input	Input Range/ Used
Cuban Electric Company	$—	Management Assumptions	Liquidity Discount	(90%-100%)/100%

Siderurgica Venezolana Sivensa, S.A.	$—	Management Assumptions	Regulatory Restrictions	(90%-100%)/100%

Ceramica Carabobo SACA ADR	$—	Management Assumptions	Regulatory Restriction	(90%-100%)/100%

Republic of Cuba 4.5% due 1977	$—	Management Assumptions	Regulatory Restriction	(90%-100%)/100%

Group Radio Centro SAB de CV	$36,786	Management Assumptions	Regulatory Restriction	(20%-40%)/20%

Fuego Enterprises, Inc.	$328	Recent Transaction	Last Trade	(90%-100%)/100%

Margo Caribe, Inc.	$471,079	Recent Transaction	Buyback Price	(90%-100%)/100%

Evermore Bank	$2,550,000	Market Comparables	Price/Book	(0.44-2.37)/2.37
			Revenue Growth	(-0.6-60.25)/60.25
			Net Interest Margin	(1.41-4.08)/3.26
			MCAP/Revenue	(0.25-4.00)/4.00

CLO Equity	$1,909,100	Market Quotes	NBIB	(89.89%-101.02%/95.61%)

CFO Debt [1]	$175,000	Recent Transaction	Actual Trade	100%

CFO Equity [1]	$1,494,722	Recent Transaction	Actual Trade	100%

[1]	Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

Notes to Financial Statements (unaudited) (continued)

The following table is a reconciliation of the fair value investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2025:

	Balance as of June 30, 2025	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases
Common Stocks	$2,099,800	$(26,106)	$—	$341,864	$—
Collateralized Fund Obligations Equity	—	—	—	—	1,494,722
Collateralized Fund Obligations Debt	—	—	20	1,730	173,250
Collateralized Loan Obligations Equity	—	—	—	10,181	1,898,919
Bonds	—	—	—	—	—
Total	$2,099,800	$(26,106)	$20	$353,775	$3,566,891

	Sales/ Paydown	Transfer in Level 3	Transfer out Level 3	Balance as of December 31, 2025
Common Stocks	$(28,745)	$671,380	$—	$3,058,193
Collateralized Fund Obligations Equity	—	—	—	1,494,722
Collateralized Fund Obligations Debt	—	—	—	175,000
Collateralized Loan Obligations Equity	—	—	—	1,909,100
Bonds	—	—	—	—
Total	$(28,745)	$671,380	$—	$6,637,015

Under procedures approved by the Board of Directors, the Adviser provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when determining a fair value. The Adviser may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. A discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values

Notes to Financial Statements (unaudited) (continued)

that would have been used had an active market existed. The Adviser employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

The Fund adopted policies to comply with Rule 2a-5 under the 1940 Act, which establishes a regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Fund’s Board of Directors designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of money market funds. As of December 31, 2025, the Fund had 39.65% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm, is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bears the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Notes to Financial Statements (unaudited) (continued)

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, U.S. Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income, and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. During the six months ended December 31, 2025, a year-end distribution from net realized long-term capital gains of $0.6867 per share was declared on November 10, 2025 in order to satisfy the Fund’s statutory distribution requirements. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Derivatives Risk Management Program

The Fund adopted policies and procedures to comply with Rule 18f-4 under the 1940 Act, which limits the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is

Notes to Financial Statements (unaudited) (continued)

more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and when applicable, appoint a derivatives risk manager.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995, and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, an application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2025, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005, and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of December 31, 2025, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 170,000 shares of Evermore Bank purchased for $2,040,000 on June 21, 2024, which are currently segregated and restricted from transfer. As of December 31, 2025, the position was valued at $2,550,000 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), is the Fund’s investment adviser. Mr. Thomas J. Herzfeld is the owner of the Adviser.

Pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser, the Fund pays a management fee equal to an annual rate of 1.25% of the Fund’s Managed Assets (gross assets less non-investment liabilities) and an incentive fee equal to 10% of the Fund’s pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of the Fund’s pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter.

TMorgan Advisers, LLC (“TMA”) has been engaged by the Adviser to provide, among other things, certain compliance and operational support services with respect to the

Notes to Financial Statements (unaudited) (continued)

Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. The fees charged by TMA for services to the Fund are billed directly to the Fund by TMA. Mr. Morgan is also an employee and officer of the Adviser. Compensation related to services provided to the Adviser by Mr. Morgan is paid directly by the Adviser in the form of wages. For the six months ended December 31, 2025, the total compliance and operational support services fees paid or payable by the Fund to TMA amounted to $41,958.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides stockholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Ultimus has subcontracted transfer agency services to Equiniti Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $40,580 for the six months ended December 31, 2025.

The Fund has entered into an agreement with U.S. Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2025, purchases and sales of investment securities were $30,726,856 and $13,928,446, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $221,342 due to wash sale adjustments, passive foreign investment companies and book-to-tax adjustments to partnership investment. As of December 31, 2025, gross unrealized gains were $1,319,497 and gross unrealized losses were $327,450 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2025, result from the reclassification of the Fund’s net investment loss for tax purposes. The amount of net operating losses incurred by the Fund and reclassified to paid in capital is as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June, 30, 2025	$772,016	$(772,016)

Notes to Financial Statements (unaudited) (continued)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2021. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2025.

The tax character of distributions paid to stockholders during the years ended June 30, 2025, and June 30, 2024, were as follows: ordinary income of $0 and $0, respectively, long-term capital gains of $3,655,109 and $1,896,602, respectively, and a return of capital of $3,655,104 and $4,479,318, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 19,483,671 issued and outstanding as of December 31, 2025. Transactions in common stock for the six months ended December 31, 2025, were as follows:

Shares at beginning of year	16,908,652
Shares issued in revinvestment of dividends and distributions	3,420,452
Shares repurchased	(845,433)
Shares at end of year	19,483,671

2025 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 845,433 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on October 15, 2025. As a result of the tender offer 845,433 shares were purchased.

2024 Shelf Registration

The Fund incurred $70,831 of offering costs in association with a shelf registration, which will be recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. As of December 31, 2025, $70,831 is

Notes to Financial Statements (unaudited) (continued)

categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of December 31, 2025, $0 has been amortized.

2024 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 827,416 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 15, 2024. As a result of the tender offer 827,416 shares were purchased.

The Fund’s Board of Directors determined to commence an offer to purchase up to 10%, or 1,681,477 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 19, 2024. As a result of the tender offer which closed on March 19, 2024, 1,681,477 shares were purchased.

2023 Rights Offering

On December 19, 2023, the Fund issued 9,000,000 shares of common stock in connection with a rights offering. Stockholders of record November 3, 2023, were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new share of common stock for every one right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 200% of the shares offered, or up to an additional 14,301,346 shares of common stock.

The subscription price was equal to 92% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 13, 2023, and the four preceding trading days. The final subscription price was $2.31 per share. The offering was oversubscribed, and the oversubscription requests exceeded the primary shares available. The Fund issued an additional 25.86% of the number of shares issued in the primary subscription, or 1,849,327 additional shares, for a total issuance of 9,000,000 new shares of common stock. Net proceeds to the Fund were $20,507,085, after deducting rights offering costs of $282,916. The net asset value of the Fund’s common shares was decreased by approximately $1.60 per share, as a result of the share issuance.

NOTE 8. INVESTMENT RISKS

The following risks relate to the Fund’s portfolio during the period covered this in this report.

Risk of Investing in CLOs

Investments in CLOs and related securities (such as LAFs, CFOs and CBOs) involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors

Notes to Financial Statements (unaudited) (continued)

various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

Dependence on CLO Managers Risk

The performance of the CLOs in which we invest is highly dependent on the quality of the respective CLO Managers. The CLO Manager’s responsibilities include managing insolvency proceedings, loan workouts and modifications, liquidations, and reporting on the performance of the loan pool to the trustee.

Covenant-Lite Loan Risk

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies greater ability to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, its CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Interest Rate Risk

The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

Notes to Financial Statements (unaudited) (continued)

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that it holds and in which it invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Prepayment Risk

The assets underlying the CLO securities in which the Fund intends to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new

Notes to Financial Statements (unaudited) (continued)

investment with an expected rate of return at least equal to that of the investment repaid, the investment performance will be adversely impacted.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in the portfolio declines in value or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.

Default Risk

A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which the Fund invests, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity

Notes to Financial Statements (unaudited) (continued)

and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

Fair Value of Portfolio Investment Risk

Generally, there is a more limited public market for the CLO investments the Fund targets. As a result, these securities will be valued at least quarterly, or more frequently as may be required from time to time, at fair value. The determinations of the fair value of the investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the NAV on a given date to understate or overstate, possibly materially, the value that it may ultimately realize on one or more of our investments.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in the ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The guidance is effective for the Fund’s fiscal year beginning December 1, 2025 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements, except as follows:

February 2026 Reverse Stock Split

On January 15, 2026, the Fund announced that Board of Directors approved the implementation of a reverse stock split (the “Reverse Split”) of the Fund’s Common Stock. As a result of the Reverse Split, every ten shares of Common Stock were automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares of Common Stock were issued as a result of the Reverse Split. Instead, any shareholder who would have been entitled to receive a fractional share as a result of the Reverse Split received one whole share in lieu of such

Notes to Financial Statements (unaudited) (continued)

fractional shares. Following the Reverse Split, the Fund’s Common Stock continued to trade on the Nasdaq Capital Market under the symbol “HERZ”, but, effective at 5:00pm eastern time on February 6, 2026, the Fund’s Common Stock was assigned a new CUSIP number (42804T205). Shares began trading on a post-split basis at the opening of the Nasdaq Capital Market on February 9, 2026.

Results of November 20, 2025 Stockholders Meeting (unaudited)

The annual meeting of stockholders of the Fund was held on November 20, 2025. At the meeting, three nominees for Board of Directors posts were elected, as follows:

	Votes For	Votes Withheld or Against
John A. Gelety	12,065,661	327,872
Erik M. Herzfeld	12,040,351	353,182
Brigitta S. Herzfeld	12,040,338	353,195

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s complete schedule of portfolio holdings are on the Fund’s Form N-PORT reports available on the SEC’s website at http://www.sec.gov or on the Fund’s website at http://www.herzfeld.com/cuba.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Section 19(a) Notices (unaudited)

The Herzfeld Credit Income Fund, Inc.’s (HERZ) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Currency Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date (a)
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.6867	100%	$0.6867	100%
Return of Capital (b)	$0.00	0%	$0.00	0%
Total (per common share)	$0.6867	100%	$0.6867	100%

(a)	For the six months December 31, 2025.

(b)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the stockholder’s investment in the Fund are returned to the stockholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/herz.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Adviser. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Adviser or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Adviser and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Adviser’s and/ or their service providers’ website, the Fund or the Investment Adviser, their service providers, or third party firms engaged by the Fund or the Investment Adviser and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Adviser do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Credit Income Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

Equiniti & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered. Under the Plan, the Fund’s Distributions (defined below), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

2.

Stockholders automatically participate in the Plan, unless and until an election is made to withdraw from the plan on behalf of such participating Stockholder. A Stockholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan by written instructions to that effect to the Agent. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid to the Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Equiniti within 15 days prior to the applicable dividend payment date, or the Stockholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund’s Distributions to Stockholder are automatically reinvested in full and fractional shares as described below.

3.

When the Fund declares a dividend, capital gain or other distribution (each, a “Distribution” and collectively, “Distributions”) the Agent, on the Stockholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Stockholders by the Fund and held as treasury stock. Distributions that are reinvested through the issuance of new shares increase our Stockholders’ equity on which a management fee is payable to the Fund’s investment manager, Thomas J. Herzfeld Advisors, Inc. (the “Adviser”). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by 95% of the market price per share of the Fund’s common stock at the close of regular trading on the securities exchange where the Fund’s securities are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The newly issued shares would be issued whether our shares are trading at a premium or discount to NAV. However, the Fund reserves the right to purchase shares in the open market in connection with the implementation of the Plan to the extent that shares are trading at a price below NAV per share. Shares purchased in open market transactions by the plan administrator will be allocated to a Stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market.

Dividend Reinvestment Plan (unaudited) (continued)

4.

The Agent will maintain all Stockholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. The Agent will hold shares in the account of the Stockholders in non-certificated form in the name of the participant, and each Stockholder’s proxy, if any, will include those shares purchased pursuant to the Plan. Each Participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating Stockholders.

5.

In the case of Stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the Stockholder’s name and held for the account of beneficial owners participating under the Plan.

6.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

7.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

8.

The Fund reserves the right to amend or terminate the Plan upon 60 days’ notice to Stockholders. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

9.

All correspondence concerning the Plan should be directed to Equiniti & Trust Company, LLC, 6201 15th Avenue Brooklyn, New York, NY 11219. Certain transactions can be performed by calling the toll-free number (866) 277-8243.

As of May 8, 2025

Officers and Directors

Officers

ERIK M. HERZFELD
President

THOMAS K. MORGAN
Chief Compliance Officer and
Assistant Secretary

ALICE H. THAM
Secretary

ZACHARY P. RICHMOND
Treasurer

Directors

JOHN A. GELETY
Independent Director

CECILIA L. GONDOR
Independent Director and Chairperson

Brigitta Herzfeld
Interested Director

KAY W. TATUM, Ph.D.
Independent Director

ERIK M. HERZFELD
Portfolio Manager and Interested Director

Portfolio Managers

RYAN M. PAYLOR
Portfolio Manager

Charmain Emeritus

THOMAS J. HERZFELD
Chairman Emeritus

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Herzfeld-SAR-25

HERZFELD CREDIT INCOME FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable – disclosed with annual report

Item 3. Audit Committee Financial Expert.

Not applicable – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

Not applicable – disclosed with annual report

Item 5. Audit Committee of Listed Registrants.

Not applicable – disclosed with annual report

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – disclosed with annual report

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable – disclosed with annual report

(b) As of this reporting period end there have been no changes to any of the Portfolio Managers since the registrant’s previous from N-CSR filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*
Month #1 (beginning July 1, 2025 and ending July 31, 2025)	n/a	n/a	n/a	n/a
Month #2 (beginning August 1, 2025 and ending August 31, 2025)	n/a	n/a	n/a	n/a
Month #3 (beginning September 1, 2025 and ending September 30, 2025)	n/a	n/a	n/a	845,433
Month #4 (beginning October 1, 2025 and ending October 31, 2025)	845,433*	$2.5935	845,433*	0
Month #5 (beginning November 1, 2025 and ending November 30, 2025)	n/a	n/a	n/a	n/a
Month #6 (beginning December 1, 2025 and ending December 31, 2025)	n/a	n/a	n/a	n/a
Total	845,433	n/a	845,433	845,433

*	The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 5% for the fiscal year just ended.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)  Not applicable – disclosed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Herzfeld Credit Income Fund, Inc.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: March 4, 2026

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer
Date: March 4, 2026